UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007

Williams-Sonoma, Inc.
(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109
(Address of principal executive offices)

                            (415) 421-7900

Registrant’s telephone number, including area code

                                                 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 15, 2007, the Company issued a press release announcing the Company’s financial results for its third quarter ended October 28, 2007. A copy of the Company’s press release is attached as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 8.01. Other Events

During the third quarter ended October 28, 2007, the Company satisfactorily resolved the litigation that it had filed against Oracle Corporation on August 3, 2007, relating to the development of its multi-channel order management and inventory management systems. This resolution had no material impact on the Company’s third quarter earnings as it primarily involved the refund of amounts previously paid and recorded as capital expenditures.

Item 9.01. Financial Statements and Exhibits

(d)	List of Exhibits:

99.1	Press Release dated November 15, 2007 titled Williams-Sonoma, Inc. Reports Third Quarter 2007 Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date:	November 15, 2007	By:	/s/ Sharon L. McCollam
Sharon L. McCollam
Executive Vice President, Chief Operating and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated November 15, 2007 titled Williams-Sonoma, Inc. Reports Third Quarter 2007 Results

4